UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2014

SUFFOLK BANCORP
(Exact name of registrant as specified in its charter)

 New York                                                000-13580                                              11-2708279
(State or other jurisdiction of                   (Commission File Number)           (IRS Employer Identification No.)
                                                                                                                   incorporation)

4 West Second Street, Riverhead, New York                                                11901
       (Address of principal executive offices)                                                   (Zip Code)

Registrant’s telephone number, including area code: (631) 208-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Results of 2014 Annual Meeting of Shareholders

On April 29, 2014, Suffolk Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). As of the record date there were a total of 11,573,014 shares of common stock outstanding and entitled to vote at the Meeting. At the Meeting 10,127,146 shares of common stock were represented in person or by proxy, therefore a quorum was present. Four proposals were presented and voted on. Set forth below are the final results for all proposals.

First Proposal – Election of Directors

The following three directors were nominated to serve for three-year terms expiring at the annual meeting of shareholders to be held in 2017, or until their successors shall have been duly elected and qualified. The three directors received the requisite plurality of votes cast at the Meeting and were therefore elected to serve as directors of the Company. Each of the three nominees also received a majority of votes cast in favor of or withheld from his election.

Nominee	For	Withheld	Abstained	Broker non-vote
Howard C. Bluver	8,138,330	451,848	0	1,536,968
Joseph A. Gaviola	7,762,081	828,097	0	1,536,968
John D. Stark, Jr.	8,006,259	583,919	0	1,536,968

Second Proposal – Advisory, Non-Binding Resolution to Approve 2013 Executive Compensation

The advisory, non-binding resolution to approve the compensation paid to the Company's named executive officers for 2013 was approved by the requisite majority of the votes cast by shareholders at the Meeting, as indicated below.

For: 5,161,340
Against: 3,001,356
Abstained: 427,481
Broker non-vote: 1,536,969

Third Proposal – Approval of Amended and Restated Suffolk Bancorp 2009 Stock Incentive Plan

The Amended and Restated Suffolk Bancorp 2009 Stock Incentive Plan was approved by the requisite majority of the votes cast by shareholders at the Meeting, as indicated below.

For: 7,888,225
Against: 631,722
Abstained: 70,230
Broker non-vote: 1,536,969

Fourth Proposal – Ratification of the Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm of the Company for the Fiscal Year Ending December 31, 2014

The ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014 was approved by the requisite majority of the votes cast by shareholders at the Meeting, as indicated below.

For: 10,043,008
Against: 11,196
Abstained: 72,942
Broker non-vote: -0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                              SUFFOLK BANCORP

Date:  May 1, 2014                                                                                                                                                                          By: /s/ Patricia M. Schaubeck
                                                                                            Patricia M. Schaubeck
                                                                                            Executive Vice President & General Counsel